EXHIBIT 23.2

                               ARTHUR ANDERSEN LLP

                         CONSENT OF INDEPENDENT AUDITORS


  MONSANTO COMPANY:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our opinion dated February 24, 1999, File No. 33-33305, appearing in the Annual Report on Form 11-K of the DEKALB Genetics Corporation Savings and Investment Plan for the year ended August 31, 1998.



                                    /s/ Arthur Andersen LLP

  Chicago, Illinois
  April 14, 1999